DAC Accounting Change Impact of Implementing ASU 2010-26 on 2011 and Prior Periods April 25, 2012 Exhibit 99.1

CNO Financial Group 2 Forward-Looking Statements Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses, and sales of, and demand for, our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non- guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof (including changes in principles related to accounting for deferred acquisition costs); (xii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xxi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward- looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; and earnings before net realized investment gains (losses) and corporate interest and taxes. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group 4

CNO Financial Group 5 DAC Adoption Overview  No change in the economics of our business – GAAP accounting change only – No change to statutory financials, cash flow, capital generation, or tax (NOL) position  Change impacts GAAP results of each of our four business segments differently – Colonial Penn significantly impacted; Bankers moderately impacted; little impact to Washington National and OCB  CNO’s GAAP earnings are disproportionally impacted – Fresh start accounting PVFP balance not impacted – Colonial Penn direct advertising costs expensed as incurred – Bankers career force distribution – Growing books of business create earnings strain  CNO will bifurcate reporting on in-force and new business profits – Press release, quarterly financial supplement, and Forms 10-Q and 10-K – Non-GAAP measures (excluding the impact of the ASU) included in quarterly investor presentations and Forms 10-Q and 10-K

CNO Financial Group 6 DAC Accounting Change Consolidated GAAP Impacts For the year ended December 31, 2011 CNO Net income Reduction of $47 million Operating earnings per diluted share Reduction of 15¢ per share Book value excluding AOCI Reduction of $575 million Book value per diluted share Reduction of $1.93 per share Operating return on equity Reduction of 30 bps

CNO Financial Group 7 $128.2 $137.7 $209.0 $180.5 $154.1 $128.2 $137.7 $209.0 $81.0 $81.0 $346.7 $209.2 Statutory Earnings Power Inflows to Holding Co Statutory Earnings Power Inflows to Holding Co Fees and Interest to Holding Company Net Dividends to Holding Company Net Gain From Operations Retained in Insurance Companies No Economic Impact ($ millions) Statutory earnings and cash generation remain unchanged Impacts GAAP only * ** * Dividends net of capital contributions ** Amount is net of $26mm contribution to life companies accrued in 2011 2010 2011 $281.6 $343.1 $210.8 $273.6 2010 2011 Pre-Tax GAAP Operating Income Before DAC Change Restated Pre-Tax GAAP Operating Income 2010 2011

CNO Financial Group 8 $(123.9) $456.8 $561.0 $332.9 $397.6 $(163.4) $(200.0) $(100.0) $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 EBIT from In-force EBIT from Business Segments EBIT From New Business DAC Change Impact EBIT from Business Segments ($ millions) GAAP EBIT From Business Segments Restated for ASU 2010-26: New Business and In-force 2010 2011 EBIT from business segments before DAC change 403.7$ 467.1$ Corporate, excluding interest exp n e (42.8) ($47.7) EBIT - before DAC change 360.9$ 419.4$ EBIT from business segments - restated 332.9$ 397.6$ Corporate, excluding interest expense (42.8) ($47.7) EBIT - restated 290.1$ 349.9$ Statutory pre-tax gain from operations 279.3$ 372.4$ Δ $104.2 Δ $(39.5) Δ $64.7

CNO Financial Group 9 DAC Change Impact CNO Consolidated ($ millions) Before DAC Change Total In-force New Business New annualized premiums 375.1$ 375.1$ -$ 375.1$ Insurance policy income 2,690.5$ 2,690.5$ 2,347.2$ 343.3$ Investment / other income 1,356.7 1,356.7 1,314.1 42.6 Benefits & changes in reserves (2,664.6) (2,664.6) (2,429.6) (235.0) Expenses (non-acquisition) (471.0) (471.0) (403.9) (67.1) Earnings before amortization & acquisition expenses 911.6 911.6 827.8 83.8 Amortization (444.5) (306.0) (266.1) (39.9) Non-deferrable acquisition expenses - (208.0) (0.7) (207.3) EBIT from business segments 467.1 397.6 561.0$ (163.4)$ Corporate, excluding corporate interest expense (47.7) (47.7) EBIT 419.4$ 349.9$ 6.4% 6.1% Restated for ASU 2010-26 Operating ROE Year Ended December 31, 2011

CNO Financial Group 10 Change to Consolidated DAC Balance(1) - Summarized by DAC Component December 31, 2011 ($ millions) Before DAC Change Adjustments Restated for ASU 2010-26 Commissions 960$ (89)$ 871$ Overhead 357 (357) - Labor costs 289 (251) 38 Direct response advertising 179 (160) 19 Sales inducements and other 139 - 139 Medical inspection and other fees 26 (7) 19 Total 1,950$ (864)$ 1,086$ (1) DAC balance before the impact of unrealized appreciation of investments

CNO Financial Group 11 Summary of EBIT Impact by Segment Year Ended December 31, 2011 ($ in millions) Before DAC Change Total In-force New Business Bankers Life 327.2$ 290.9$ 399.6$ (108.7)$ Washington National 99.2 96.1 106.6 (10.5) Colonial Penn 27.3 (4.7) 39.5 (44.2) Other CNO Business 13.4 15.3 15.3 - EBIT from business segments 467.1 397.6 561.0$ (163.4)$ Corporate, excluding corporate interest expense (47.7) (47.7) EBIT 419.4$ 349.9$ Year Ended December 31, 2011 Restated for ASU 2010-26

CNO Financial Group 12 Additional Disclosures  Bifurcate results between in-force and new business – Bifurcation results in greater clarity around value drivers – New business results impacted by rate of sales, mix of business, and distribution channel – Bifurcated results included in press release, quarterly financial supplement, investor presentation, and Forms 10-Q and 10-K  Non-GAAP results showing the impact of adoption – Illustrate earnings without the impact of ASU 2010-26 – Included in quarterly earnings slides, and Forms 10-Q and 10-K  Navigating the quarterly financial supplement

CNO Financial Group 13 Key Takeaways  No change in the economics of our business - cash flow, capital generation and deployment strategy  Impacts GAAP results of each business segment differently  CNO disproportionately impacted - a timing of earnings issue  Management exploring potential mitigation actions  CNO will bifurcate reporting between in-force and new business profits to better illustrate long-term value  Renewed investor focus on statutory earnings, capital generation dynamics, product returns, and economic value creation

Questions and Answers

Appendix

CNO Financial Group 16 Pro Forma Illustration – If PVFP were treated like DAC (1) DAC and PVFP balances are before the impacts of unrealized appreciation of investments (2) Pro Forma assuming the balance of PVFP and amortization of PVFP is reduced by the same proportional decreases as DAC and DAC amortization to reflect the new rules ($ millions, except per share amounts)  Book value would decrease by an additional $259 million  2011 Operating Earnings would decrease $0.05 per share, rather than by $0.15 per share 12/31/2011 Balance Sheet Impact 12/31/2011 Income Statement Impact DAC Balance (1) PVFP Balance (1) Before DAC change $1,950.4 $912.5 Restated for ASU 2010-26 1,086.4 912.5 Pro Forma Adjustment for PVFP(2) 1,086.4 508.3 EBIT Operating Earnings Operating EPS Before DAC change $419.4 $216.0 $0.76 Restated for ASU 2010-26 349.9 171.5 0.61 Pro Forma Adjustment for PVFP(2) 396.4 201.2 0.71 Operating ROE would increase to 7.8%

CNO Financial Group 17 Before DAC Change Total In-force New Business New annualized premiums 245.9$ 245.9$ -$ 245.9$ Insurance policy income 1,612.4$ 1,612.4$ 1,358.9$ 253.5$ Investment / other income 780.1 780.1 737.5 42.6 Benefits & changes in reserves (1,570.1) (1,570.1) (1,378.0) (192.1) Expenses (non-acquisition) (186.6) (186.6) (148.9) (37.7) Earnings before amortization & acquisition expenses 635.8 635.8 569.5 66.3 Amortization (308.6) (206.3) (169.9) (36.4) Non-deferrable acquisition expenses - (138.6) - (138.6) EBIT 327.2$ 290.9$ 399.6$ (108.7)$ 12.2% 13.9%Operating Return on Allocated Capital Year Ended December 31, 2011 Restated for ASU 2010-26 DAC Change Impact – Bankers Life ($ millions)

CNO Financial Group 18 DAC Change Impact – Washington National ($ millions) Before DAC Change Total In-force New Business New annualized premiums 77.8$ 77.8$ -$ 77.8$ Insurance policy income 585.1$ 585.1$ 530.7$ 54.4$ Investment / other income 190.5 190.5 190.5 - Benefits & changes in reserves (464.5) (464.5) (442.0) (22.5) Expenses (non-acquisition) (155.4) (155.4) (130.5) (24.9) Earnings before amortization & acquisition expenses 155.7 155.7 148.7 7.0 Amortization (56.5) (44.9) (42.1) (2.8) Non-deferrable acquisition expenses - (14.7) - (14.7) EBIT 99.2$ 96.1$ 106.6$ (10.5)$ 8.4% 9.1% Restated for ASU 2010-26 Year Ended December 31, 2011 Operating Return on Allocated Capital

CNO Financial Group 19 DAC Change Impact – Colonial Penn ($ millions) Before DAC Change Total In-force New Business New annualized premiums 51.4$ 51.4$ -$ 51.4$ Insurance policy income 203.0$ 203.0$ 167.6$ 35.4$ Investment / other income 42.0 42.0 42.0 - Benefits & changes in reserves (150.1) (150.1) (129.7) (20.4) Expenses (non-acquisition) (30.6) (30.6) (26.1) (4.5) Earnings before amortization & acquisition expenses 64.3 64.3 53.8 10.5 Amortization (37.0) (15.0) (14.3) (0.7) Non-deferrable acquisition expenses - (54.0) - (54.0) EBIT 27.3$ (4.7)$ 39.5$ (44.2)$ 8.5% -5.9% Year Ended December 31, 2011 Operating Return on Allocated Capital Restated for ASU 2010-26

CNO Financial Group 20 DAC Change Impact – Other CNO Business ($ millions) Before DAC Change Total In-force New Business New annualized premiums -$ -$ -$ -$ Insurance policy income 290.0$ 290.0$ 290.0$ -$ Investment / other income 344.1 344.1 344.1 - Benefits & changes in reserves (479.9) (479.9) (479.9) - Expenses (non-acquisition) (98.4) (98.4) (98.4) - Earnings before amortization & acquisition expenses 55.8 55.8 55.8 - Amortization (42.4) (39.8) (39.8) - Non-deferrable acquisition expenses - (0.7) (0.7) - EBIT 13.4$ 15.3$ 15.3$ -$ -0.8% -1.0%Operating Return on Allocated Capital Restated for ASU 2010-26 Year Ended December 31, 2011